Combined and Condensed Information Related to Affiliates (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2014	Mar. 31, 2013	Mar. 31, 2012
Operations:
Total revenues	¥ 1,076,506	¥ 827,740	¥ 945,635
Income before income taxes	136,760	97,301	74,223
Net income	90,262	64,699	51,940
Financial position:
Total assets	5,710,165	5,237,184	4,561,537
Total liabilities	4,560,504	4,031,673	3,508,038
Total equity	¥ 1,149,661	¥ 1,205,511	¥ 1,053,499